UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                    ________________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  May 14, 2004

                                 -------------

                             MSW Energy Holdings LLC
                        (Exact name of each registrant as
                            specified in its charter)




       Delaware                  0001261679                  14-1873119
   (State or other         Commission File Number         (I.R.S. Employer
   jurisdiction of                                     Identification Number)
   incorporation or
     organization)



                        c/o American Ref-Fuel Company LLC
                             155 Chestnut Ridge Road
                           Montvale , New Jersey 07645
                    (Address of Principal Executive Offices)



Registrant's telephone number, including area code:  800-727-3835

Item 12.  Results of Operations and Financial Condition

On May 14, 2004, MSW Energy Holdings LLC issued a press release disclosing earnings results for the quarter ended March 31, 2004. A copy of the press release is filed as Exhibit 99.






                                   SIGNATURES


  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, MSW Energy Holdings LLC has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 MSW ENERGY HOLDINGS LLC

                                                 By: /s/ Michael J. Gruppuso
                                                     ---------------------------
                                                     Michael J. Gruppuso
                                                     Chief Financial Officer

                                                 Date:  May 17, 2004
                                                      --------------------------

                                  Exhibit Index

Exhibit Number

Exhibit 99          Press Release by MSW Energy Holdings LLC dated May 14, 2004.